Exhibit 99.1

TerreStar

Mobile Communications. Redefined.

011
100
1

High Stakes for Mobile Satellite Systems
World Satellite Business Week
September 10, 2009

Safe Harbor
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This presentation includes “forward looking statements.” All statements other than statements of historical facts included in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy, may constitute forward looking statements. These statements are based on the beliefs and assumptions of our management and on the information currently available to our management at the time of such statements. Forward looking statements generally can be identified by the words “believes,” “expects,” “anticipates,” “intends,” “plans,”
“estimates” or similar expressions that indicate future events and trends. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct. Important factors that could cause actual results to differ materially from our expectations are disclosed in our filings with the United States Securities and Exchange Commission (“SEC”). All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included our
SEC filings. Factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected include, but are not limited to, our ability to obtain financing, obtain and maintain regulatory approvals, generate sufficient cash flows, develop our universal chipset architecture, achieve market acceptance for our services, develop our network and generate technological innovations.
The forward-looking statements in this presentation are made only as of the date of this presentation.
We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

TerreStar Networks
• Owned by U.S. publicly-traded TerreStar Corporation
 – (NASDAQ: TSTR)
• Funded into 2010
 – Viable, stable and innovating
• Unique spectrum position
 – 20 MHz of spectrum in 2.0 GHz range (ATC eligible)
 –  8 MHz of nationwide 1.4 spectrum
• Most advanced, powerful commercial communications satellite
 – Launched July 1, 2009
 – First call over satellite using smartphones with no external antennas completed July 19,
 2009
• Channel partners in place
• Holistic Technology Ecosystem
 – Integrated satellite/ ground-based design
 – Flexible device form factors
 • Handsets similar to today’s cellular devices
 • Mobile data modems
 • Chipsets for OEM integration
 • Typical mobile devices can be enabled

Alaska
Canada
Hawaii
United States
Puerto Rico
U.S. Virgin Islands
TerreStar Coverage Map
Spot beams respond dynamically to usage requirement
2GHz MSS Satellite Direct
ATC Using MSS 2GHz Frequency
Ku - Band Feeder Links
Geographically Diverse Earth Stations
Standard Communication Networks
IP Cloud/ PSTN

Integrated Network Architecture

9
8
7
6
5
4
3
-V (deg)
-5
-4
-3
-2
-1
0
1
2
3
4
5
6
U (deg)

TerreStar

First Phase Satellite Coverage
• Orbital slot 111° West
• Beam coverage: Continental United States, Canada, Puerto
 Rico, Hawaii and Alaska

NASDAQ WELCOMES
TERRESTAR CORPORATION
NASDAQ LISTED [TSTR]
AUGUST 16, 2007
TerreStar
Redefined.
NASDAQ

Significant Development Progress
TerreStar Networks Strategy
 Spectrum Perfected, License Secured
 ✓ Successful Satellite Launch
 ✓ Call Completed Over Satellite with Integrated Satellite-
 Terrestrial Devices
 ✓  All FCC and IC Milestones Achieved
 Minimize Risk
 ✓  Experienced Management
 ✓  Market-Defining Technology
 ✓  Tier 1 Partners and Suppliers
 Prudent Capital Plan
 ✓  Targeted and Prioritized Technology Spend
 ✓  Aggressive Operating Expense Reduction
 ✓  Restructured Agreements with Partners and Suppliers

voice mail
Connected to satellite
e-mail
OK

TerreStar

World’s First Satellite-Terrestrial Smartphone

User Interface
 Windows Mobile Professional
 Touch Screen
 QWERTY Keyboard
Terrestrial
 Dual-band WCDMA (850 and
 1900)
 Quad-band GSM/EGPRS
 (850,900,1800,1900)
 Wi-Fi
 Bluetooth
Satellite
 2.x GHz GMR-3G
 No External Antenna

LORAL Space & Communications

arianespace service & solutions

TechFaith

QUALCOMM

infineon

CGI

AMS

> accenture

CISCO

Nokia Siemens Networks

HUGHES

TerreStar

Industry-Leading Partners and Suppliers
Critical Partner Ecosystem is in Place and Executing to Plan
Satellite
OSS/BSS
Devices
Network

Key Dates in 2009

ALL IP NETWORK AVAILABILITY
Final Satellite review for shipment to launch base
Commence Core Network/IT Development Program
TerreStar1 Launch
JULY
TerreStar Network Operational
EB Commercial Terminals ready
2009
Q1
Q2
Q3
Q4
SERVICE AVAILABILITY
Complete Satellite simulated calls with ground network
Final hardware and software certification to perfect spectrum
Begin handset certification for PTCRB and AT&T
Core Services available
Voice Service
Email
Mobile Web
TerreStar

TerreStar

Thank You.